                             UNDERWRITING AGREEMENT


                                                                _______ __, 199_


SouthTrust Corporation
420 North 20th Street
34th Floor, SouthTrust Tower
Birmingham, Alabama 35203

Dear Sirs:

                 We (the "Underwriters") understand that SouthTrust Corporation, a Delaware corporation (the "Company") proposes to issue and sell its notes, debentures or evidences of unsecured indebtedness up to an aggregate amount of $_____________ (the "Underwritten Securities"). The terms of the Underwritten Securities are set forth in the Registration Statement on Form S-3 (Registration No. 33-________) and Basic Prospectus (as defined in the provisions incorporated herein by reference), as supplemented by any Prospectus Supplement dated subsequent to the date of the Basic Prospectus (the Basic Prospectus and any Prospectus Supplement being hereinafter referred to as the "Prospectus").

                 All the provisions (including defined terms) contained in the document entitled SouthTrust Corporation Debt Securities Underwriting Agreement Standard Provisions (March 1994) (the "Standard Provisions") heretofore delivered by the Underwriters, receipt of which is hereby acknowledged, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Underwriting Agreement (the "Agreement") to the same extent as if such provisions had been set forth in full herein; provided, however, that notwithstanding the Standard Provisions, payment made to the Company on the Delivery Date by the Underwriters for the Underwritten Securities shall be by check in New York Clearing House (next day) funds. The Delivery Date referred to in Section 4 of the Standard Provisions shall be _______ __, 199_.

                 Subject to the terms and conditions set forth herein or incorporated by reference herein, the Company hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the Underwritten Securities at a price equal to ______% of their principal amount plus accrued interest or accrued amortization of original issue discount, if any, from ______ __, 199_, to the date of payment and delivery, in the amounts set forth below opposite their names:

                                                                            Principal Amount
                                                                            of Securities To
Name                                                                        Be Purchased
- ----                                                                        ----------------
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $

                                          Total   . . . . . . . . . .       $
                                                                            ================

                          The Underwriters will offer the Underwritten
Securities for sale upon the terms and conditions set forth in the Prospectus.

                          The Underwriters will pay for the Underwritten
Securities at the time and place and in the manner set forth in the provisions incorporated herein by reference.

                          Please confirm your agreement by having an authorized
officer sign a copy of this Agreement in the space set forth below and returning the signed copy to us.


                                                Very truly yours,



                                        By [Lead Underwriter]

                                        By
                                          --------------------------------------
                                                Acting on behalf of itself and
                                                the Underwriters named above

Accepted:


SOUTHTRUST CORPORATION


By
   -------------------
  Its
      ----------------

                             SOUTHTRUST CORPORATION

                                Debt Securities
                             Underwriting Agreement
                              Standard Provisions

                                  (March 1994)

                    ________________________________________


                          SOUTHTRUST CORPORATION, a Delaware corporation (the
"Company"), may from time to time enter into one or more underwriting agreements that provide for the sale of its debt securities registered under the registration statement referred to in Paragraph 1 (a) hereof (the "Securities"). The Securities will be issued under either (i) a Senior Debt Indenture to be dated contemporaneously with the first issuance thereunder of Senior Debt between the Company and Chemical Bank, as Trustee or (ii) a Subordinated Debt Indenture dated as of May 1, 1992, between the Company and Chemical Bank, as Trustee (each an "Indenture"). The Indenture under which the Securities are issued and the Trustee thereunder will be identified in any applicable Prospectus (as herein defined) and all references herein to "Indenture" and "Trustee" shall be deemed to mean the Indenture (together with any amendments or supplemental indentures thereto) and the Trustee so identified in the Prospectus. The Securities will have varying maturities, interest rates, interest payment dates, redemption provisions, conversion provisions, selling prices and other terms, with all such terms for any particular offering to be determined at the time of sale. The standard provisions set forth herein may be incorporated by reference in any underwriting agreement relating to an offering of the Securities (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein sometimes referred to as "this Agreement." Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Securities involved in any such offering are hereinafter referred to as the "Underwritten Securities," the firms which agree to purchase the same are hereinafter referred to as the "Underwriters" of such Underwritten Securities and the representatives of the Underwriters named in the Underwriting Agreement are hereinafter referred to as the "Managing Underwriters." The Underwritten Securities to be purchased from the Company on the Delivery Date (as hereinafter defined) are called the "Immediate Delivery Underwritten Securities."

                          1.      The Company represents and warrants that:

                          (a)     A registration statement on Form S-3
                 (Registration No. 33-________) with respect to the Securities, more particularly described in the Underwriting Agreement into which the standard provisions set forth herein are incorporated by reference, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has become effective. As used in this Agreement, "Registration Statement" means that registration statement, as amended or supplemented at the date of this Agreement, including the material incorporated therein by reference and exhibits and financial statements, and, in the event any post-effective amendment thereto becomes effective prior to the Delivery Date (as hereinafter defined), shall also mean such registration statement as so amended; "Basic Prospectus" means the prospectus (including all documents incorporated therein by reference) included in the Registration Statement at the effective date; "Prospectus" means the Basic Prospectus, together with any prospectus amendment or supplement, whether in preliminary or final form (including in each case all documents incorporated therein by reference), specifically relating to the Underwritten Securities, as filed with, or mailed for filing to, the Commission pursuant to paragraph (b) or (c) of Rule 424 of the Rules and Regulations (each such Prospectus in preliminary form being hereinafter referred to as a "Preliminary Prospectus"); and "effective date" of the Registration Statement means each date on which the Registration Statement and any post-effective amendment or amendments thereto (including the date of filing of the Company's Annual Report on Form 10-K) became or become effective. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") on or before the effective date of the Registration Statement, or the date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the effective date of the Registration Statement, or the date of such Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference. The Commission has not issued any order preventing or suspending the use of the Prospectus.

                          (b) The Registration Statement and the Prospectus conform, and each amendment or supplement to the Registration Statement or the Prospectus prior to the termination of the offering of the Underwritten Securities will conform, in all material respects with the requirements of the Act and the Rules and Regulations and the Exchange Act, and the rules and regulations of the Commission thereunder; and the Registration Statement and the Prospectus do not, and any amendment or supplement thereto prior to the termination of the offering of the Underwritten Securities will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading provided that this representation and warranty shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any Underwriter expressly for use therein.

                          (c) The documents filed with the Commission pursuant to the Exchange Act and incorporated by reference into the Prospectus conform, and any further documents so filed and incorporated by reference into the Prospectus or any amendment or supplement to the Prospectus prior to the termination of the offering of the Underwritten Securities, when filed with the Commission pursuant to the Exchange Act, will conform, with the applicable requirements of the Exchange Act and the rules and regulations thereunder; and none of such documents contains or will, when so filed, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                          2.      If the Prospectus or any Prospectus
Supplement so provides, the Underwriters may solicit offers to purchase Underwritten Securities by institutional investors for delayed delivery pursuant to contracts substantially in the form of Exhibit A attached hereto, with such changes therein as the Company may approve (the "Delayed Delivery Contracts"). The Company shall have the right, in its sole discretion, to approve or disapprove each such institutional investor.

                          The Company will pay to the Managing Underwriters for
the account of the Underwriters, contemporaneously with the purchase on the Delivery Date by the Underwriters of the Immediate Delivery Underwritten Securities pursuant to this Agreement, the compensation specified herein for arranging the sale of Underwritten Securities pursuant to Delayed Delivery Contracts, which shall be equal to a percentage of the aggregate principal amount of the Underwritten Securities for which Delayed Delivery Contracts have been made (the "Delayed Delivery Underwritten Securities"). The Underwriters shall have no responsibility in respect of the validity or performance of the Delayed Delivery Contracts.

                          3.      The Company shall not be obligated to deliver
any Underwritten Securities except upon payment for all the Immediate Delivery Underwritten Securities to be purchased hereunder as hereinafter provided.

                          4.      The Immediate Delivery Underwritten
Securities shall be delivered in temporary or definitive form by the Company to the Managing Underwriters for the account of the Underwriters, against payment of the purchase price therefor by each Underwriter or on its behalf by wire transfer or credit to the Company's bank account maintained at Chemical Bank, at 10:00 a.m., New York City time, on the fifth business day following the date of this Agreement or at such other time and date as the Managing Underwriters and the Company may agree, such time and date being herein called the "Delivery Date". The Immediate Delivery Underwritten Securities so delivered shall be in such authorized denominations and shall be registered in such name or names as the Managing Underwriters shall have requested by notice in writing given to the Company at least three business days prior to the Delivery Date. For the purpose of expediting the checking of the Immediate Delivery Underwritten Securities by the Managing Underwriters, the Company agrees to make such Immediate Delivery Underwritten Securities available to the Managing Underwriters for checking and packaging not later than 2:00 o'clock p.m., New York City time, on the business day next preceding the Delivery Date.

                          5.      The Company agrees:

                          (a)     To furnish promptly to the Managing
                 Underwriters and to counsel for the Underwriters a copy of the Registration Statement and the Prospectus, including all documents incorporated in the Prospectus by reference and all consents and exhibits filed therewith;

                          (b) To furnish the Underwriters with copies of the Prospectus (including the documents incorporated by reference therein) in such quantities as the Managing

                 Underwriters may reasonably request; provided, however, that in case the Company is required to deliver copies of the Prospectus to any Underwriter, other than pursuant to subsection (f) of this Section 5, for use in connection with sales of Underwritten Securities, at any time nine months or more after the date of this Agreement, copies of such Prospectus will be furnished at the expense of such Underwriter;

                          (c) To file promptly all reports and definitive proxy statements or information statements required to be filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act during such period following the date of this Agreement as a Prospectus is required to be delivered in connection with the offering and sale of the Underwritten Securities;

                          (d) To advise the Managing Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or any order preventing or suspending the use of the Prospectus, of the suspension of the qualification of the Underwritten Securities for offering or sale in any jurisdiction, and of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus;

                          (e) Promptly from time to time to take such action as the Managing Underwriters may reasonably request to qualify the Underwritten Securities for offering and sale under the securities laws of such jurisdictions as the Managing Underwriters may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                          (f) Prior to the termination of the offering of the Underwritten Securities, to notify the Managing Underwriters promptly of any proposed amendment or supplement to the Registration Statement or the Prospectus, and not to file any such amendment or supplement which shall reasonably be disapproved by the Managing Underwriters promptly after such notification; if at any time during such period following the date of the Agreement a Prospectus Supplement is required to be delivered in connection with the offering and sale of the Underwritten Securities, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Managing Underwriters and upon the request of the Managing Underwriters amend or supplement the Prospectus or, file such document and to prepare and furnish, without charge to each Underwriter and to any dealer in securities, as many copies as the Managing Underwriters may from time to time reasonably request of a supplement to the Prospectus or any applicable Prospectus Supplement which will correct such statement or omission or effect such compliance;

                          (g) To make generally available to the holders of Underwritten Securities as soon as practicable an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and Rule 158 thereunder and covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement;

                          (h) To pay or cause to be paid all expenses incident to the performance of its obligations hereunder, including the cost of all qualifications of the Underwritten Securities under the securities laws of such jurisdictions as the Managing Underwriters may have reasonably requested (including the fees and disbursements of counsel to the Underwriters in connection with such qualifications and in connection with legal investment surveys) and the cost of printing this Agreement and to pay or cause to be paid any fees charged by securities rating services for rating the Underwritten Securities; and

                          (i) During the period prior to the earlier of the Delivery Date and the date on which any price restrictions on the sale of the Underwritten Securities are terminated, not to offer or sell, or to cause any subsidiary to offer or sell, in the United States, without the prior consent of the Managing Underwriters, any debt securities which are substantially similar to the Underwritten Securities to be delivered to the Managing Underwriter on behalf of the Underwriters on the Delivery Date.

                          6.      The obligations of the Underwriters hereunder
shall be subject to the condition that all representations and warranties and other statements on the part of the Company herein are, at and as of the Delivery Date, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed and the following additional conditions:

                          (a) At or before the Delivery Date, no stop order suspending the effectiveness of the Registration Statement or any order directed to any document incorporated by reference in the Prospectus or in any amendment or supplement thereto shall have been issued, and prior to that time no stop order proceeding shall have been initiated or threatened by the Commission.

                          (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Indenture and the Underwritten Securities, the form of the Registration Statement, and the Prospectus, other than financial statements and other financial data, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all respects to Stroock & Stroock & Lavan, counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that such counsel shall reasonably request to enable them to pass upon such matters.

                          (c) Since the respective dates as of which information is given in the Prospectus, there shall not have been any change (other than changes resulting from the accretion of premium or amortization of debt discount on long-term debt) in the consolidated long-term debt of the Company and its subsidiaries, any change in the capital stock of the Company (except for increases in outstanding capital stock which are not material), or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case, is in the judgment of the Managing Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Underwritten Securities on the terms and in the manner contemplated in the Prospectus.

                          (d) Bradley, Arant, Rose & White, counsel for the Company (the "Company Counsel"), shall have furnished to the Managing Underwriters their written opinion, dated the Delivery Date, in form and substance satisfactory to the Managing Underwriters, to the effect that:

                          (i) The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware with power and authority to own its properties and conduct its business as described in the Prospectus, and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended;

                          (ii) The Underwritten Securities conform to the description thereof contained in the Prospectus;

                          (iii) The Indenture has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act of 1939 and constitutes the legal, valid and binding agreement of the Company enforceable in accordance with its terms (except as enforcement thereof may be limited by applicable bankruptcy, insolvency or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity which may limit the availability of specific remedies); the Immediate Delivery Underwritten Securities have been duly authorized, executed, authenticated, issued and delivered and constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture; and the Delayed Delivery Underwritten Securities, if any, have been validly authorized and, when duly executed, authenticated, issued and delivered to, and paid for by, the respective purchasers thereof under the Delayed Delivery Contracts, the Delayed Delivery Underwritten Securities will have been validly issued and will be outstanding and legally binding obligations of the Company entitled to the benefits of the Indenture;

                          (iv) The Delayed Delivery Contracts have been validly authorized, executed and delivered by the Company and constitute valid and legally binding obligations of the Company;

                          (v) All the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable;

                          (vi) The Company does not know of any pending or threatened action, suit or proceeding against the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement or the Prospectus which is not adequately disclosed therein, or of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required;

                          (vii) The Registration Statement is effective under the Act, and, to the best of knowledge of the Company, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Prospectus (except for the financial statements and financial data included therein as to which no opinion need be expressed) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations, and the documents incorporated by reference therein (except for the financial statements and financial data included therein as to which no opinion need be expressed) comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

                          (viii) This Agreement has been duly authorized, executed and delivered by the Company;

                          (ix) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated in this Agreement, except such as have been obtained under the Act and the Trust Indenture Act of 1939 and such as may be required under the blue sky or similar laws of any jurisdiction in connection with the purchase and distribution of the Underwritten Securities by the Underwriters;

                          (x) Neither the issue or sale of the Underwritten Securities, nor the consummation of any other of the transactions contemplated in this Agreement, nor the fulfillment of the terms of this Agreement will conflict with, result in a breach of or constitute a default under the terms of the Restated Certificate of Incorporation or By-laws of the Company or of any indenture or other agreement or instrument known to the Company Counsel to which the Company is a party or bound, or any order or regulation known by the Company Counsel to be applicable to the Company of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company;

                          (xi) Nothing has come to the attention of the Company Counsel which gives it reason to believe that the Registration Statement or any amendment thereto at the time it became effective under the Act contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                          (e) The Company shall have furnished to the Managing Underwriters on the Delivery Date a letter of Arthur Andersen & Co., addressed to the Underwriters and dated the Delivery Date, in form and substance satisfactory to the Managing Underwriters,

                          (i)     to the effect that:

                                  (A)      They are independent certified
                          public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published Rules and Regulations thereunder;

                                  (B)      In their opinion, the financial
                          statements and schedule(s) examined by them and incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the published rules and regulations thereunder;

                                  (C)      On the basis of limited procedures,
                          not constituting an audit, including a reading of the unaudited financial statements referred to below, a reading of the latest available interim financial information of the Company and its subsidiaries, inspection of the minute books of the Company since the end of the Company's previous fiscal year, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                                        (1)     the unaudited financial
                                  statements, if any, incorporated by reference in the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company and its subsidiaries incorporated by reference in the Prospectus, or

                                        (2)     as of the date not more than
                                  five days prior to the date of their letter, there has been any increase or decrease of more than 10% in the reserve for possible loan losses or any decrease in shareholders' equity of the Company and its subsidiaries as compared with the comparable amounts as of the end of the Company's most recent fiscal period for which financial statements (or an unaudited summary thereof) are set forth or incorporated by reference in the Prospectus, except as disclosed in the Prospectus; and

                          (ii)    any such other financial information
                          contained in the Prospectus, or in any amendment or supplement thereto prepared in connection with the Underwritten Securities, as the Company and the Managing Underwriters may agree upon.

                          (f) The Company shall have furnished to the Managing Underwriters on the Delivery Date a certificate, dated the Delivery Date, of a principal executive officer of the Company as to the accuracy of the representations and warranties of the Company as at the Delivery Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Delivery Date and as to the matters set forth in subsections (a) and (c) of this Section 6.

                          7.       (a)     The Company will indemnify and hold
harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim; provided, however, that
(i) the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Managing Underwriters expressly for use therein, and (ii) the foregoing indemnification with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Underwritten Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Underwritten Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities. For purposes of subsections (a), (b) and (d) of this Section 7, the term "Underwriter" shall include any securities dealer participating with or through the Underwriters in the distribution of Underwritten Securities who is an "underwriter" within the meaning of the Act.

                          (b)     Each Underwriter will indemnify and hold
harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Managing Underwriters expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

                          (c)     Promptly after receipt by an indemnified
party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party, and it being understood that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such indemnified parties), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                          (d)     If the indemnification provided for in
subsection (a) or (b) above is for any reason, other than as specified in such subsection, held by a court to be unavailable and the Company or any Underwriter has been required to pay damages as a result of a determination by a court that the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, then the Company shall contribute to the damages paid by the Underwriters, and the Underwriters shall contribute to the damages paid by the Company, but in each case only if the untrue statement or omission would otherwise have given rise to an indemnification obligation on the part of the contributing party under the terms of (a) or (b) above, and only to the extent that such damages arise out of or are based upon such untrue statement or omission, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Underwritten Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such damages as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if their respective obligations to contribute pursuant to this subsection (d) were to be determined by pro rata allocation of the aggregate damages (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (d). For purposes of this subsection (d), the term "damages" shall include any legal or other expenses reasonably incurred by the Company or any of the Underwriters in connection with investigating or defending any action or claim which is the subject of the contribution provisions of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute shall be on the same basis as their obligation to purchase the Underwritten Securities.

                          (e)     The obligations of the Company under this
Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act and the Exchange Act; and the obligations of the Underwriters under this Section 7 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act and the Exchange Act.

                          8.      (a)      If any Underwriter shall default in
its obligation to purchase the Underwritten Securities which it has agreed to purchase hereunder, the non-defaulting Underwriters may in their discretion arrange for the non-defaulting Underwriters or another party or parties to purchase such Underwritten Securities on the terms contained herein. If within thirty-six (36) hours after such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Underwritten Securities, then the Company shall be entitled to a further period of thirty-six (36) hours within which to procure another party or parties satisfactory to the non-defaulting Underwriters to purchase such Underwritten Securities on such terms. In the event that, within the respective prescribed period, the non-defaulting Underwriters notify the Company that the non-defaulting Underwriters have so arranged for the purchase of such Underwritten Securities, or the Company notifies the non-defaulting Underwriters that it has so arranged for the purchase of such Underwritten Securities, the non-defaulting Underwriters or the Company shall have the right to postpone the Delivery Date for a period of not more than seven (7) days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the Managing Underwriters may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Underwritten Securities.

                          (b)     If, after giving effect to any arrangements
for the purchase of the Underwritten Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters or the Company or both as provided in subsection (a) above, the aggregate principal amount of Underwritten Securities which remains unpurchased does not exceed 10% of the aggregate principal amount of all the Underwritten Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the Underwritten Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Underwritten Securities which such Underwriter agreed to purchase hereunder) of the Underwritten Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                          (c)     If, after giving effect to any arrangements
by the non-defaulting Underwriters or the Company or both, as provided in subsection (a) above for the purchase of the Underwritten Securities of a defaulting Underwriter or Underwriters, the aggregate principal amount of Underwritten Securities which remains unpurchased exceeds 10% of the aggregate principal amount of all the Underwritten Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Underwritten Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company as provided in Section 5 hereof and the indemnity and contribution agreements in Section 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                          9.      If this Agreement shall be terminated
pursuant to Section 8(c) or Section 11 (other than pursuant to clause (a)(ii)) hereof, the Company shall not then be under any liability to any Underwriter except as provided in Section 5 and Section 7 hereof but, if for any other reason the Company shall fail to tender the Immediate Delivery Underwritten Securities for delivery to the Underwriters or the Underwriters shall decline to purchase the Immediate Delivery Underwritten Securities, the Company will reimburse the Underwriters for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Immediate Delivery Underwritten Securities and the solicitation of purchases of the Delayed Delivery Underwritten Securities, and upon demand the Company shall pay the full amount thereof to the Managing Underwriters, but the Company shall then be under no further liability to any Underwriter except as provided in Section 5 and Section 7 hereof.

                          10.     The respective indemnities, agreements,
representations, warranties, and other statements of the Company and the Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer of the Company who signed the Registration Statement or any director or controlling person of the Company, and shall survive delivery of and payment for the Underwritten Securities.

                          11.     This Agreement shall be subject to
termination in the absolute discretion of the Underwriters, by notice given to the Company, if (a) after the execution and delivery of this Agreement and prior to the Delivery Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange, (ii) trading of the common stock of the Company shall have been suspended on the principal trading market on which such common stock is listed, (iii) a general moratorium on commercial banking activities in the State of New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities in which the United States is engaged and
(b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in the reasonable judgment of the Underwriters, impracticable to market the Underwritten Securities on the terms and in the manner contemplated by the Prospectus.

                          12.     In all dealings hereunder, the Managing
Underwriters shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Managing Underwriters.

                          13.     All statements, requests, notices and
agreements hereunder shall be in writing, or by telegram if promptly confirmed in writing, and if to the Underwriters, shall be sufficient in all respects if delivered or sent by registered mail to the Managing Underwriters at their address furnished to the Company and if to the Company, shall be sufficient in all respects if delivered or sent by registered mail to the Company at 420 North 20th Street, Birmingham, Alabama 35203, Attention: Aubrey D. Barnard.

                          14.     This Agreement shall be binding upon, and
inure solely to the benefit of, the Underwriters and the Company, and to the extent provided in Sections 7 and 9 hereof, the directors of the Company, the officers of the Company who signed the Registration Statement and each person who controls any Underwriter or the Company, and their respective personal representatives, successors, and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any Underwritten Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

                          15.     Time shall be of the essence of this
Agreement.

                          16.     This Agreement shall be governed by, and
construed in accordance with, the laws of the State of New York.

                          17.     This Agreement may be executed by any one or
more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                                   EXHIBIT A


                             SOUTHTRUST CORPORATION

                           Delayed Delivery Contract


                              ____________, 19___


SouthTrust Corporation
420 North 20th Street
34th Floor
Birmingham, Alabama 35203

Dear Sirs:

                          The undersigned hereby agrees to purchase from
SouthTrust Corporation, a Delaware corporation (the "Company"), and the Company hereby agrees to sell to the undersigned ____________________, $____________ principal amount of the Company's above-captioned ______________ (the "Securities") offered by the Company's prospectus dated ___________ 199__, as supplemented by the prospectus supplement dated _________, 199__
(collectively, the "Prospectus"), receipt of a copy of which is hereby acknowledged, at a purchase price of __ % of the principal amount thereof plus accrued interest or accrued amortization of original issue discount, or both, as the case may be, from __________ 199__ to the Delivery Date (as defined in the next paragraph) and on the further terms and conditions set forth in this Delayed Delivery Contract (the "Contract").

                          Payment for and delivery of the securities to be
purchased by the undersigned shall be made on __________, 19__, herein called the "Delivery Date".

                          At 10:00 A.M., New York City time, on the Delivery
Date, the Securities to be purchased by the undersigned hereunder will be delivered by the Company to the undersigned, and the undersigned will accept delivery of such Securities and will make payment to the Company of the purchase price therefor, all at the principal office of the Company. Payment will be by wire transfer or credit to the Company's bank account maintained at _________________________. Securities will be delivered in temporary or definitive fully registered form in such authorized denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than two full business days prior to the Delivery Date or, if the undersigned fails to make a timely designation in the foregoing manner, in the form of one fully registered certificate representing the Securities in the above principal amount, registered in the name of the undersigned.

                          This Contract will terminate and be of no further
force and effect after _______________, 199__, unless (i) on or before such date it shall have been executed and delivered by both parties hereto and (ii) the Company shall have (a) sold to the Underwriters named in the Prospectus the immediate Delivery Underwritten Securities (as defined in the Underwriting Agreement referred to in the Prospectus) and (b) mailed or delivered to the undersigned at its address set forth below a notice to that effect, stating the date of the occurrence thereof, accompanied by copies of the opinion of counsel for the Company delivered to such Underwriters pursuant to Paragraph 6(d) of the Underwriting Agreement.

                          The obligation of the undersigned to accept delivery
of and make payment for the Securities on the Delivery Date will be subject to the condition that the Securities shall not on the Delivery Date be an investment prohibited by the laws of the jurisdiction to which the undersigned is subject, the undersigned hereby representing that such an investment is not so prohibited on the date hereof.

                          This Contract will inure to the benefit of and be
binding upon the parties hereto and their respective successors but will not be assignable by either party hereto without the written consent of the other.

                          It is understood that acceptance of any Delayed
Delivery Contract (as defined in said Underwriting Agreement) is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below.

                          This will become a binding contract between the
Company and the undersigned when such counterpart is so mailed or delivered.

                                        Very truly yours,

                                        (Name of Purchaser)

                                        By
                                          --------------------------------
                                        Title
                                             -----------------------------

                                        Address:

                                        ----------------------------------

                                        ----------------------------------

                                        ----------------------------------

Accepted
__________, 199__.

SOUTHTRUST CORPORATION

By
  ------------------------------
Title
     ---------------------------